-----------------------------------------------------------------------

                               PSB BANCGROUP, INC.
     -----------------------------------------------------------------------






                                 March 17, 2000




Dear Fellow Shareholders:

         We  cordially   invite  you  to  attend  the  2000  Annual  Meeting  of
Shareholders of PSB BancGroup, Inc. ("PSB"), the parent holding company for Peoples State Bank. Our Annual Meeting will be held at the First Baptist Church located at 206 East Orange Steet, Lake City, Florida 32055, on April 18, 2000 at 2:00 p.m., Eastern Standard Time.

         The Notice of the Annual Meeting and Proxy Statement attached to this letter describe the formal business to be transacted at the Annual Meeting and provide material information concerning that business. Directors and officers of PSB, as well as a representative of the accounting firm Hacker, Johnson, Cohen & Grieb, P.A., will be present at the Annual Meeting to respond to your questions.

         YOUR VOTE IS IMPORTANT. Please sign, date and mail the enclosed Proxy Card in the postage-paid envelope which has been provided for your use. If you attend the Annual Meeting and prefer to vote in person, you will be able to do so.

         On behalf of the Board of Directors and all the employees of PSB, we look forward to seeing you at the Annual Meeting.

                                         Sincerely,

                                         /s/ Robert W. Woodard

                                         Robert W. Woodard
                                         President and Chief Executive Officer

     -----------------------------------------------------------------------

                               PSB BANCGROUP, INC.
     -----------------------------------------------------------------------



                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 18, 2000


         NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Shareholders ("Annual Meeting") of PSB BancGroup, Inc. ("PSB"), will be held at the First Baptist Church located at 206 East Orange Street, Lake City, Florida 32055 on April 18, 2000 at 2:00 p.m., Eastern Standard Time, for the following purposes:

         Proposal I        To  elect  two  Class I  members  of the  Board  of
                           Directors;

         Proposal II       To  approve  PSB's  Amended  1998  Employee  Stock
                           Option and Limited Rights Plan;

         Proposal III      To appoint the firm of Hacker,  Johnson,  Cohen &
                           Grieb as the independent auditors for PSB for the fiscal year ending December 31, 2000; and

         Proposal IV       To  adjourn   the   Annual   Meeting  to  solicit
                           additional   proxies  in  the  event  there  are  not
                           sufficient votes to approve Proposals I, II or III.

         The Board of Directors has fixed the close of business on February 18, 2000, as the record date for the determination of shareholders entitled to notice of and to vote at this Annual Meeting. Only holders of common stock of record at the close of business on that date will be entitled to vote at this Annual Meeting, or at any adjournments thereof. In the event there are insufficient votes for a quorum to approve any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by PSB.

                                      By Order of the Board of Directors

                                      /s/ Jimmie A. Kirk
                                      Jimmie A. Kirk
                                      Corporate Secretary

Lake City, Florida
March 17, 2000

     -----------------------------------------------------------------------

                               PSB BANCGROUP, INC.
     -----------------------------------------------------------------------


                          500 South 1st Street, Suite 1
                            Lake City, Florida 32025


                               ------------------


                                 PROXY STATEMENT

                               ------------------



Solicitation and Voting of Proxies

         This Proxy Statement and the accompanying Proxy Card are being furnished to shareholders of record as of February 18, 2000, in connection with the solicitation of proxies by the Board of Directors of PSB BancGroup, Inc., Lake City, Florida ("PSB"), the parent holding company for Peoples State Bank ("Bank") to be voted at the 2000 Annual Meeting of Shareholders ("Annual Meeting"). Please note that PSB and the Bank are collectively referred to herein as the "Company." The Annual Meeting is being held at the First Baptist Church, 206 East Orange Street, Lake City, Florida 32055, on April 18, 2000 at 2:00 p.m., Eastern Standard Time. The 1999 Annual Report, including the financial statements for the fiscal year ended December 31, 1999, accompanies this Proxy Statement, which is first being mailed to shareholders on or about March 17, 2000.

         Regardless of the number of shares of common stock that you may own, it is important that your shares be represented by proxy or be present in person at the Annual Meeting. Shareholders are requested to vote by completing the enclosed Proxy Card and returning it, signed and dated, in the enclosed postage-paid envelope. We urge you to indicate your vote in the spaces provided on the Proxy Card. Proxies solicited by the Board of PSB will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted "FOR" the election of two Class I directors each for three-year terms; "FOR" the approval of the Amended 1998 Employee Stock Option and Limited Rights Plan; "FOR" the appointment of Hacker, Johnson, Cohen & Grieb, P.A. as the Company's independent auditors for the fiscal year ending December 31, 2000; and "FOR" the adjournment of the Annual Meeting to solicit additional proxies in the event that there are not sufficient votes to approve any one or more of the foregoing Proposals.

         The Board of Directors does not have knowledge of any additional business that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on other business, if any, that may properly come before this Annual Meeting, or any adjournment thereof.


                      ------------------------------------


                       PSB BANCGROUP, INC. PROXY STATEMENT
             500 South 1st Street, Suite 1, Lake City, Florida 32025
                                        1

         It is important that proxies be returned promptly. Whether you plan to be present in person at the Annual Meeting or not, please vote, sign and date the enclosed Proxy Card and return it in the enclosed envelope which does not require postage if mailed in the United States.

Revocation of Proxy

         Your presence at the Annual Meeting will not automatically revoke your proxy. You may, however, revoke a proxy at any time prior to its exercise by filing with the Corporate Secretary a written notice of revocation, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

Voting Procedures

         Under the Florida Business Corporation Act ("Act"), directors are elected by a plurality of the votes cast at a meeting at which a quorum is present. Our Bylaws provide that a majority of shares entitled to vote and represented in person or by proxy at a meeting of the shareholders constitutes a quorum. Other matters are approved if affirmative votes cast by the holders of shares represented at a meeting at which a quorum is present and entitled to vote on the subject matter exceed votes opposing the action, unless a greater number of affirmative votes or voting by classes is required by the Act or our Articles or Incorporation. Abstentions and broker non-votes have no effect under Florida law.

         The close of business on February 18, 2000, has been fixed by the Board of Directors as the "Record Date" for determination of shareholders entitled to notice of and to vote at this Annual Meeting and any adjournments thereof. The total number of shares of common stock outstanding on the Record Date was 515,034 shares.

         Each shareholder of record on the Record Date has the right to vote, in person or by proxy, the number of shares owned by him or her for as many persons as there are directors to be elected. Our Bylaws do not provide for cumulative voting; rather, shareholders have a right to one vote per share owned on any matters presented for shareholder vote. Thus, for example, if a shareholder owns five shares, that shareholder may vote a maximum of five shares for each director to be elected.

Security Ownership of Certain Beneficial Owners

         The following table contains information concerning the only person known by management to be the beneficial owners of more than five percent (5%) of the outstanding shares of PSB common stock as of the Record Date.



                            [Table Follows This Page]


                      ------------------------------------


                       PSB BANCGROUP, INC. PROXY STATEMENT
            500 South 1st Street, Suite 1, Lake City, Florida 32025
                                        2

               Name/Address of                     Number of          Percent of
              Beneficial Owner                     Shares(1)             Class
--------------------------------------------------------------------------------

ABC Bancorp                                          49,000              9.08%
310 First Street, SE
Moultrie, Georgia 31768

Samuel F. Brewer                                     56,840             10.46
512 West Montgomery Street
Lake City, Florida 32025-5118

Frank A. Broome, III                                 43,000              8.01
2902 224th Street
Lake City, Florida 32024

John W. Burns, III                                   32,600              6.14
RR 13 Box 319
Lake City, Florida 32055

Jasper and Marthalene Davis                          31,200              5.88
Family Partnership, LLP
936 Gordon Avenue
Thomasville, Georgia 32792

Renny B. Eadie, III                                  39,000              7.30
Rt. 22, Box 2913
Lake City, Florida 32024

Robert M. Eadie                                      39,000              7.30
Rt. 13, Box 559
Lake City, Florida 32055

George or James Fletcher                             36,000              6.75
P.O. Box 578
Branford, Florida 32008

Lois and Laurie Kirby(2)                             43,468              8.10
P.O. Box 567
Lake City, Florida 32056

Shilpa U. Mhatre                                     39,068              7.31
Rt. 18, Box 600
Lake City, Florida 32025

Alton C. Milton, Sr.                                 27,800              5.26
2732 S. First Street
Lake City, Florida 32025

Alton C. Milton, Jr.                                 27,800              5.26
2732 S. First Street
Lake City, Florida 32025

Andrew T. Moore                                      33,512              6.30
104 Fairway Drive
Lake City, Florida 32055

Roger W. Ratliff                                     50,000              9.26
14860 S.E. CR 137
Jasper, Florida 32052


                                           [Footnotes Follow This Page]

(1) Includes warrants to purchase common stock. Also includes shares for which the named person:

o    has sole voting and investment power,

o    has shared voting and investment power with a spouse, or

o holds in an IRA or other retirement plan program, unless otherwise indicated in these footnotes, but

o    does not includes shares that may be acquired by exercising stock options.

(2) 21,734 shares held in the Laurie G. Kirby Revocable Trust and 21,734 shares held in the Lois F. Kirby Revocable Trust.

                       PROPOSAL I -- ELECTION OF DIRECTORS

         The Board of Directors of PSB is presently comprised of seven members, two of whom also serve as directors of the Bank. Our Articles of Incorporation provide for three classes of directors with staggered three year terms. This year, Class I directors are standing for election. At the 2001 Annual Meeting, Class II directors will stand for election and at the 2002 Annual Meeting, Class III directors will stand for election. No person being nominated as a director is being proposed for election pursuant to any agreement.

                      ------------------------------------


                       PSB BANCGROUP, INC. PROXY STATEMENT
             500 South 1st Street, Suite 1, Lake City, Florida 32025
                                        3

         The two nominees for Class I directors named below have both indicated that they are willing to stand for election and will serve if elected as directors. Should either of the two nominees become unable or unwilling to serve, proxies will be voted for the election of such other person or persons as the Board may choose to nominate.

         The following table sets forth the business experience, age and beneficial ownership of PSB common stock for each director and director nominee, as well as the beneficial ownership of PSB common stock for each non-director officer.

                          CLASS I DIRECTOR NOMINEES --
                             TERMS EXPIRING IN 2003


John W. Burns, III, age 39, is a State Farm Insurance Agent in Lake City, Florida. Mr. Burns was born and raised in Lake City. He graduated from Stetson University in DeLand, Florida, in 1981 with a BA. He has been a State Farm Insurance Agent since 1989 and was named one of the top 50 agents in the country in 1990. He has served as President, Treasurer and Campaign Chairman of the United Way of Suwannee Valley. Mr. Burns is currently a member of the Lake City Elks Lodge and the Lake City Rotary Club.

32,600  shares of common stock*
6.14% of common stock  outstanding


Robert M. Eadie, age 48, a native of Lake City, Florida, graduated from Columbia High School and received an AA from Lake City Community College. After serving in the U.S. Army, Mr. Eadie joined his father in the family business in 1975. Since then, he has managed Lake City Industries, Inc., a lumber and building supply business. He presently serves as the company's President, and as Vice President of Columbia Ready Mix, Inc. Mr. Eadie is a member of First Baptist Church, the Masonic Lodge, the Shrine Club and the Lake City York Rite.


39,000 shares of common stock*
7.30% of common  stock  outstanding

                              CONTINUING DIRECTORS


                  CLASS II DIRECTORS -- TERMS EXPIRING IN 2001


Shilpa U. Mhatre, age 46, received a BS in Microbiology from the University of Bombay in 1974. For the past 21 years, Ms. Mhatre has operated the business office for Psychiatric Associates of Lake City, P.A., a successful medical practice owned by her husband. In addition, she has owned and managed several residential and commercial properties in Lake City for the past 15 years and is part owner of The Plantations, a 48-bed adult living facility in Lake City.

39,068 shares of common  stock*
7.31% of common stock  outstanding


Alton C. Milton, Jr., age 30, is a 1988 graduate of Columbia High School, Lake City, Florida. Upon graduation he and his father became joint partners of M & M Farms, a venture that includes tree and cattle farming. In 1991, Mr. Milton joined his father in the Sunshine True Value Hardware Store, in Lake City, Florida, and now serves as its Vice President and as Vice President of Sunshine Electrical & Plumbing Supply, Inc., a wholesaler and distributor of plumbing and electrical supplies. Mr. Milton's father is Alton C. Milton, Sr., who is also a director of PSB.

27,800 shares of common stock*
5.26% of common stock outstanding

                      ------------------------------------


                       PSB BANCGROUP, INC. PROXY STATEMENT
            500 South 1st Street, Suite 1, Lake City, Florida 32025
                                        4

                  CLASS III DIRECTORS -- TERMS EXPIRING IN 2002



Alton C. Milton, Sr., age 65, is a native of Columbia County. Mr. Milton received his GED from Columbia High School in 1957. In 1975, he opened Sunshine True Value Hardware, wholly owned by him and his son. He served as director of Lake City Federal Savings & Loan, which later became Sun Federal, which was merged with Anchor Savings & Loan in 1986. He is a member of the Lake City Chamber of Commerce and a member of the Deep Creek Advent Christian Church. Mr. Milton also serves as a director of the Bank.

27,800 shares of common stock*
5.26% of common stock outstanding

Andrew T. Moore, age 48, attended The Bolles School, Jacksonville, Florida, from 1966-70 and graduated from Jacksonville University in 1974 with a BS in Business. Mr. Moore joined the family business, Rountree-Moore Ford/Toyota, in May of 1974 and is presently its Vice President and General Manager. He has served as President and Treasurer of the Lake City Kiwanis Club, five years as a Board Member of the Lake City/Columbia County Chamber of Commerce and three years as a Columbia County Boys Club Board Member.

33,512 shares of common stock*
6.30% of common stock outstanding



Robert W. Woodard, age 50, is the President and Chief Executive Officer of PSB, and the Executive Vice President of the Bank. Mr. Woodard began his banking career in 1969. He moved to Lake City, Florida, in 1987 where he joined Barnett Bank of North Central Florida as Vice President, Commercial Loans. In August, 1992, he joined CNB National Bank (Lake City) as Vice President, Commercial Loans. Mr. Woodard left CNB in 1997 to organize PSB and the Bank. He serves as Florida Bankers Association Group III Chairman and on the City of Lake City Planning and Zoning Board. He is an active member of First Baptist Church, Lake City, Florida. Mr. Woodard also serves as a director of the Bank.

22,200 shares of common stock*
4.22% of common stock outstanding

                              NON-DIRECTOR OFFICER


Jimmie A. Kirk. Mr. Kirk is the Vice President and Corporate Secretary of PSB and Cashier and Corporate Secretary of the Bank.

0 shares of common stock
0.00% of common stock outstanding

All PSB Directors and Officers as a Group (8 persons)

221,980 shares of common stock
35.46% of common stock outstanding

----------------

* Includes Warrants to purchase common stock. Includes shares for which the named person:

o    has sole voting and investment power,

o    has shared voting and investment power with a spouse, or

o holds in an IRA or other retirement plan program, unless otherwise indicated in these footnotes, but

o    does not includes shares that may be acquired by exercising stock options.


--------------------------------------------------------------------------------
         The Board of Directors Recommends That Shareholders Vote "For"
                   the Two Board Nominated Class I Directors.
--------------------------------------------------------------------------------






                      ------------------------------------


                       PSB BANCGROUP, INC. PROXY STATEMENT
             500 South 1st Street, Suite 1, Lake City, Florida 32025
                                        5

                        REPORT OF THE BOARD OF DIRECTORS

Meetings and Compensation of Directors

         The Board of Directors of PSB conducts its business through meetings of the full Board. At this time the Company does not compensate its directors for their service on the Board or their attendance at Board meetings. During the fiscal year ended December 31, 1999, the Board of Directors met 20 times. Except for Ms. Shilpa U. Mhatre and Mr. Andrew T. Moore, none of the directors attended fewer than 75% of the total meetings held. Ms. Mhatre attended 60% of the Board meetings and Mr. Moore attended 70% of the Board meetings.


                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth, for the fiscal years ended December 31, 1999, 1998 and 1997, the total compensation paid to or accrued by the Chief Executive Officer and President of the Company.


                               Annual Compensation
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                       Restricted
Name and Principal                                               Directors'        Other Annual           Stock
Position                       Year       Salary      Bonus         Fees          Compensation(1)        Awards        Options
--------------------------------------------------------------------------------------------------------------------------------

Robert W. Woodard              1999     $    67,500     -             -              $ 4,279                -             -
   President/CEO of the        1998          67,500     -             -                4,279                -             -
   Company and                 1997          36,616     -             -                2,321                -             -
   Executive Vice
   President of the Bank

------------------

(1) Family health insurance coverage. The value of all other personal benefits received by Mr. Woodard was less than the required reporting threshold.

Executive Compensation Policies and Program

         The compensation of the Company's executive officers is determined by the respective Boards of Directors, excluding any director who is also an executive officer. Only Mr. Woodard, President and Chief Executive Officer of PSB, and Mr. Small, Chief Executive Officer and President of the Bank, serve as both directors and as executive officers. Initially, the respective Chief Executive Officers determine the salary range recommendations for all employees, including executives other than themselves. The Chief Executive Officers then present their recommendations to their Boards which review and analyze all information that has been submitted. Thereafter, the respective Boards determine the compensation of all executive officers, including the compensation of the Chief Executive Officers. The Company's executive compensation program is designed to:


                      ------------------------------------


                       PSB BANCGROUP, INC. PROXY STATEMENT
             500 South 1st Street, Suite 1, Lake City, Florida 32025
                                        6

o    Attract and retain qualified management;

o    Enhance short-term financial goals; and

o    Enhance long-term shareholder value.

         The Company strives to pay each executive officer the base salary that would be paid on the open market for a fully qualified officer of that position. The level of base salaries for the Chief Executive Officers for the Company and other executive officers are determined by the respective Board of Directors are based upon competitive norms, derived from annual surveys published by several independent banking institutes or private companies specializing in financial analysis of financial institutions. Such surveys provide information regarding compensation of financial institution officers and employees based on size and geographic location of the financial institution and serve as a benchmark for determining executive salaries. The Company sets their compensation ranges at or near the median for executives at similar financial institutions. Actual salary changes are based upon an evaluation of each individual's performance based upon established objectives and specific job description objectives, as well as the overall performance of the Company. Through and including 1999, there were no bonuses paid to any of the Company's employees.

Board Interlocks and Insider Participation in Compensation Decisions

         Robert W. Woodard, President and Chief Executive Officer of PSB and Executive Vice President of the Bank, is a member of PSB's and the Bank's Board of Directors. Mr. Woodard participated in the Boards' deliberations regarding executive compensation, but did not participate in any deliberations regarding his own compensation or transactions. Wesley T. Small is the President and Chief Executive Officer of the Bank and a member of the Bank's Board. Mr. Small participated in deliberations of the Bank's Board regarding executive compensation, but did not participate in any deliberations regarding his own compensation or transactions.

Employment Contracts

         The PSB and the Bank have jointly entered into employment agreements with two of their executive officers, Robert W. Woodard, President and Chief Executive Officer of PSB and Executive Vice President of the Bank, and Wesley T. Small, President and Chief Executive Officer of the Bank. The following is a summary of their employment agreements:

         Robert W. Woodard's employment agreement was significantly amended and re-executed on July 28, 1997. Pursuant to its terms, Mr. Woodard is to receive a base salary, plus reimbursement of reasonable business expenses.

         The original term of Mr. Woodard's employment agreement was two years, with the Company having the annual right to renew the agreement for successive one year terms, so the agreement may always have a two-year term. On July 20, 1999, the Board again decided to extend Mr. Woodard's agreement for one additional year, so that it now expires on June 16, 2001. Any party may terminate the agreement by delivering to the other parties a notice of termination. The date of termination may be no less than 30 days after delivery of the notice.

         Mr. Woodard's employment agreement provides for termination by the Company for reasons other than for "just cause," and by Mr. Woodard for "good

                      ------------------------------------


                       PSB BANCGROUP, INC. PROXY STATEMENT
             500 South 1st Street, Suite 1, Lake City, Florida 32025
                                        7
reason," as those terms are defined in the employment agreement. In the event the employment agreement is terminated by the Company for reasons other than for "just cause" or by Mr. Woodard for "good reason," he shall be entitled to a severance payment. The severance payment will be a sum equal to Mr. Woodard's total compensation for the remainder of the term of the employment agreement, payable in semi-monthly sums, plus any accrued incentive compensation.

         If Mr. Woodard becomes disabled, he would be entitled to receive his monthly base salary until the earlier of three months, the date he returns to work, the date he begins work, at another financial institution, or his death. In the event of Mr. Woodard's death, his estate shall be entitled to that portion of his compensation that would have been payable up to the first working day of the first month after his death.

         The employment agreement also permits Mr. Woodard to terminate his employment voluntarily. In the event of a voluntary termination, or a termination for just cause, all rights and benefits under the contract shall immediately terminate.

         Wesley T. Small's employment agreement became effective on November 15, 1999, and has a term of one year. Upon mutual agreement of the Company and Mr. Small, his employment agreement may be extended for two six-month periods. Under the employment agreement, Mr. Small is entitled to receive a base salary, plus reimbursement of reasonable business expenses. A specific condition of Mr. Small's employment agreement is that he works closely with Robert W.
Woodard in the area of bank operations.

         In the event Mr. Small's employment is terminated for reasons other than for "just cause," or if he terminates his employment for "good reason," as those terms are defined in his employment agreement, he shall receive as a severance payment, one year of his base salary, payable in semi-monthly installments. Should Mr. Small become disabled during the term of his employment agreement, he would be entitled to receive his monthly base salary until the earlier of three months, the date he returns to work, the date he begins work at another financial institutions or his death. In the event of Mr. Small's death, his estate shall be entitled to that portion of Mr. Small's compensation that would have been payable up to the first working day of the first month after his death.

         The employment agreement permits Mr. Small to terminate his employment voluntarily. In the event of a voluntary termination, or a termination for just cause, all rights and benefits under the contract shall immediately terminate.


                              RELATED TRANSACTIONS

         During 1999, four members of either PSB's Board or the Bank's Board, or their related business interests, had loans or lines of credit from the Bank that total more than $50,000. These loans and lines of credit were made on the same terms as extensions of credit are made to the Bank's unaffiliated customers. Their terms are summarized in the following table.

                            [Table Follows This Page]


                      ------------------------------------


                       PSB BANCGROUP, INC. PROXY STATEMENT
            500 South 1st Street, Suite 1, Lake City, Florida 32025
                                        8


                                      Highest
                                    Outstanding
            Name                  Balance in 1999           Type of Credit             Interest Rate
-------------------------------------------------------------------------------------------------------

Frank A. Broome, III                $ 122,000            Residential Mortgage              7.00%

Robert M. Eadie                       200,000*              Commercial Line            Prime + 0.25%
                                       19,706*              Commercial Loan                7.00%
                                       10,000               Executive Line             Prime + 0.25%

Renny B. Eadie, III                   200,000*              Commercial Line            Prime + 0.25%
                                       19,706*              Commercial Loan                7.00%

Alton C. Milton, Sr.                   50,000               Executive Line             Prime + 0.25%
                                       33,909               Commercial Loan                7.20%
         ------------------

* Extensions of credit to Lake Cities Industries, Inc. The two $200,000 Commercial Line items represent the same line and the two $19,706 Commercial Loan items represent the same loan. Robert M. Eadie and Renny B. Eadie, III are shareholders and officers of Lake Cities Industries, Inc.


                   PROPOSAL II -- APPROVAL OF THE AMENDED 1998
                      KEY EMPLOYEE STOCK OPTION AND LIMITED
                                   RIGHTS PLAN

         The Board of Directors has adopted the Amended 1998 Employee Stock Option and Limited Rights Plan ("Plan") for the benefit of officers and other key employees of the Company. A copy of the Plan is attached hereto as Appendix A.

         The Plan provides for a maximum of 10% of the outstanding shares of PSB common stock to be issued pursuant to the exercise of either incentive or non-statutory stock options ("Options") granted under the Plan, unless adjusted as provided in Section 14 of the Plan. The Plan also provides for the granting of "Limited Rights" (stock appreciation rights) simultaneously with the grant of any Option.

         Under the Plan, participants, at the discretion of the Compensation Committee (presently the Board), may be granted Options to purchase common stock at a price not less than 100% of its "Fair Market Value" (as that term is defined in the Plan) on the date the option is granted, or $9.00, whichever is greater.

         No Options may be exercised less than three nor more than 10 years after the date of their grant. Limited Rights may only be exercised after six months from the date of their grant and only in the following circumstances: (i) a change in control of the Company occurs; (ii) the underlying Option is exercisable; and (iii) the Fair Market Value of the underlying shares on the date of exercise is greater than the Option's exercise price.

         Options and Limited Rights are not transferable, except in the case of death. Furthermore, if a participant's employment is terminated for any reason other than for cause, their Options and Limited Rights may be exercised by them or their estate for varying periods of time, up to one year, depending on the


                      ------------------------------------


                       PSB BANCGROUP, INC. PROXY STATEMENT
             500 South 1st Street, Suite 1, Lake City, Florida 32025
                                        9

Limited Right or type of Option held and the reason for termination of employment. In the case of a termination for cause, all Options and Limited Rights will terminate immediately.

         The Plan is subject to approval of the holders of a majority of PSB's outstanding common stock at this Annual Meeting. All Options granted before shareholder approval of the Plan are contingent upon receipt of such approval. As of the date of this Proxy Statement, Robert W. Woodard is the only employee to have been granted Options. Mr. Woodard was granted an incentive Option to purchase 10,000 shares of stock on July 28, 1997.

         The terms of the Program may be amended by the Board of Directors except that no amendment may increase the maximum number of shares included in the Plan, reduce the exercise price of the Options, extend the period during which Options may be granted or exercised, or permit any grant to a person who is not a full-time employee of PSB or its subsidiaries.

--------------------------------------------------------------------------------
         The Board of Directors Recommends That Shareholders Vote "For"
           the Approval of the Amended 1998 Employee Stock Option and
                              Limited Rights Plan.
--------------------------------------------------------------------------------

                   PROPOSAL III -- APPOINTMENT OF AUDITORS FOR
                      FISCAL YEAR ENDING DECEMBER 31, 2000

         The Board of Directors intends to retain the accounting firm of Hacker, Johnson, Cohen & Grieb, P.A., as the Company's independent auditors for the fiscal year ending December 31, 2000. A representative from the firm of Hacker, Johnson, Cohen & Grieb, P.A., is expected to be present at the Annual Meeting to respond to shareholder questions.


--------------------------------------------------------------------------------
         The Board of Directors Recommends That Shareholders Vote "For"
         the Appointment of Hacker, Johnson, Cohen & Grieb, P.A., as the Independent Auditors for the Fiscal Year Ending December 31, 2000.
--------------------------------------------------------------------------------


                  PROPOSAL IV -- ADJOURNMENT OF ANNUAL MEETING

         PSB seeks your approval to adjourn the Annual Meeting in the event that the number of proxies sufficient to approve Proposals I, II or III are not received by April 18, 2000. In order to permit proxies that have been received at the time of the Annual Meeting to be voted for adjournment, the Company is submitting the question of adjournment as a separate matter for your consideration. If it becomes necessary to adjourn the Annual Meeting, and the adjournment is for a period of less than 30 days, no notice of the time and place of the adjourned meeting need be given the shareholders, other than an announcement made at the Annual Meeting.

--------------------------------------------------------------------------------
         The Board of Directors Recommends That Shareholders Vote "For"
                     the Adjournment of the Annual Meeting.
--------------------------------------------------------------------------------


                      ------------------------------------


                       PSB BANCGROUP, INC. PROXY STATEMENT
             500 South 1st Street, Suite 1, Lake City, Florida 32025
                                       10

Shareholder Proposals

         In order to be eligible for inclusion in PSB's proxy materials for next year's Annual Meeting of Shareholders, any shareholder's proposal to take action at such meeting must be received at the Company's corporate office at 500 South 1st Street, Suite 1, Lake City, Florida 32025, no later than November 19, 2000. Any such proposals shall be subject to the requirements of the proxy rules (Regulation 14A) adopted under the Securities Exchange Act of 1934.

Notice of Business to be Conducted at
an Annual Meeting and Shareholder Nominations

         Our Bylaws provide an advance notice procedure for certain business, including nominations for directors, to be brought before an annual meeting. In order for a shareholder to properly bring business before an annual meeting, the shareholder must give written notice to the Corporate Secretary of the Company not less than ten days before the time originally fixed for such meeting.

Solicitation

         The cost of soliciting proxies on behalf of the Board of Directors for the Annual Meeting will be borne by PSB. Proxies may be solicited by directors, officers or regular employees of the Company in person or by telephone, telegraph or mail. We are requesting persons, firms and corporations holding shares in their names, or in the names of their nominees for the benefit of others, to send proxy materials to and obtain proxies from such beneficial owners. PSB will reimburse the proxy holders for their reasonable out-of-pocket expenses.

Availability of Additional Information

         A copy of the 1999 Annual Report for the fiscal year ended December 31, 1999, accompanies this Proxy Statement. The Annual Report includes Financial Statements for the Company. Additional copies of the 1999 Annual Report maybe obtained by contacting Robert W. Woodard, President and Chief Executive Officer, PSB BancGroup, Inc., 500 South 1st Street, Suite 1, Lake City, Florida 32025, telephone number (904) 754-0002.

Other Matters Which May Properly Come Before the Meeting

         The Board of Directors knows of no other business which will be presented for consideration at the Annual Meeting other than those matters described above in this Amended Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.


PSB BancGroup, Inc.
Dated: March 17, 2000


                      ------------------------------------


                       PSB BANCGROUP, INC. PROXY STATEMENT
             500 South 1st Street, Suite 1, Lake City, Florida 32025
                                       11

                                   APPENDIX A
                               ------------------


                             THE PSB BANCGROUP, INC.

           AMENDED 1998 EMPLOYEE STOCK OPTION AND LIMITED RIGHTS PLAN


1.       PURPOSE

         The purpose of The PSB BancGroup, Inc. ("Company") 1998 Employee Stock Option and Limited Rights Plan ("Plan") is to advance the interests of the Company, its wholly owned subsidiary Peoples State Bank and its shareholders by providing key employees of the Company and its affiliates, upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its affiliates largely depends, with an additional incentive to perform in a superior manner, as well as, to attract people of experience and ability.

2.       DEFINITIONS

         (a) "Board of Directors" means the Board of Directors of the Company.

         (b) "Affiliate" means (i) a member of a controlled group of corporations of which the Company is a member or (ii) an unincorporated trade or business which is under common control with the Company as determined in accordance with Section 414(c) of the Internal Revenue Code 1986, as amended ("Code") and the regulations issued thereunder. For purposes hereof, a "controlled group of corporations" shall mean a controlled group of corporations as defined in Section 1563(a) of the Code determined without regard to Sections 1563(a)(4) and
                  (e)(3)(C).

         (c)      "Award"  means  an  Award  of  Non-Statutory   Stock  Options,
                  Incentive Stock Options, and/or Limited Rights granted under the provisions of the Plan.

         (d) "Committee" means the Compensation Committee of the Board of Directors.

         (e) "Plan Year or Years" means a calendar year or years commencing on or after January 1, 1998.

         (f) "Date of Grant" means the actual date on which an Award is granted by the Committee.

         (g) "Common Stock" means the common stock of the Company, par value, $0.01 per share.

         (h) "Fair Market Value" means, when used in connection with the Common Stock on a certain date, the reported closing price of the Common Stock as reported by the National Association of Securities Dealers Automated Quotation System (as published by the Wall Street Journal, if published) on the day prior to such date or if the Common Stock was not traded on such date, on the next preceding day on which the Common Stock was traded thereon. If the Common Stock is not traded on a national market reported by the National Association of Securities

                                   APPENDIX A
                               ------------------


                  Dealers Automated Quotation System, the Fair Market Value means the average of the closing bid and ask sale prices on the last previous date on which a sale is reported in an over-the-counter transaction. In the absence of any over-the-counter transactions, the Fair Market Value means the highest price at which the stock has sold in an arms length transaction during the 90 days immediately following the grant date. In the absence of an arms length transaction during such 90 days, Fair Market Value means the book value of the common stock or the issue price of $9.00 per share, whichever is higher.

         (i) "Limited Right" means the right to receive an amount of cash based upon the terms set forth in Section 9 herein.

         (j) "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him. Additionally, a medical doctor selected or approved by the Board of Directors must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said participant's lifetime.

         (k) "Termination for Cause" means the termination upon an intentional failure to perform stated duties, breach of a fiduciary duty involving personal dishonesty, which results in material loss to the Company or one of its affiliates or willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order issued to the Company or one of its affiliates.

         (l)      "Participant"   means  an  employee  of  the  Company  or  its
                  affiliates chosen by the Committee to participate in the Plan.

         (m) "Change in Control" of the Company means a change in control that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act") or any successor disclosure item; provided that, without limitation, such a Change in Control (as set forth in 12 U.S.C. Section 1841[a][2] of the Bank Holding Company Act of 1956, as amended) shall be deemed to have occurred if any person (as such term is used in Sections 13[d] and 14[d] of the Exchange Act in effect on the date first written above), other than any person who on the date hereof is a director or officer of the Company, (i) directly or indirectly, or acting through one or more other persons, owns, controls or has power to vote 25% or more of any class of the then outstanding voting securities of the Company; or (ii) controls in any manner the election of the directors of the Company. For purposes of this Agreement, a "Change in Control" shall be deemed not to have occurred in connection with a

                                   APPENDIX A
                               ------------------


                  reorganization, e.g. consolidation or merger of the Company where the stockholders of the Company, immediately before the consummation of the transaction, will own at least 50% of the total combined voting power of all classes of stock entitled to vote of the surviving entity immediately after the transaction.

         (n) "Normal Retirement" means retirement at the normal or early retirement date as set forth in any tax qualified plan of the Company or its Affiliates.

         (o) "Vesting" means the number of annual installments in which a participant will be permitted to exercise an option, which in no event shall be fewer than three (3) installments.


3.       ADMINISTRATION

         The Plan shall be administered by the Compensation Committee of the Board of Directors. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make whatever determinations and interpretations in connection with the Plan it deems as necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants in the Plan and on their legal representatives and beneficiaries.

4.       TYPES OF AWARDS

         Awards under the Plan may be granted in any one or a combination of the following, as defined below in Sections 7 through 9 of the Plan:

         (a)  Incentive Stock Options;
         (b)  Non-Statutory Stock Options; and
         (c)  Limited Rights.

5.       STOCK SUBJECT TO THE PLAN

         Subject to adjustment as provided in Section 13 herein, the maximum number of shares reserved for issuance under the Plan is 10% of the number of shares of Common Stock outstanding as of the date the Company terminates its 1998 stock offering. To the extent that options or rights granted under the Plan are exercised, the shares covered will be unavailable for future grants under the Plan; to the extent that options together with any related rights granted under the Plan terminate, expire or are canceled without having been exercised or, in the case of Limited Rights exercised for cash, new Awards may be made with respect to these shares.

6.       ELIGIBILITY

         Officers and other employees of the Company or its affiliates shall be eligible to receive Incentive Stock Options, Non-Statutory Stock Options and/or Limited Rights under the Plan. Directors who are not employees or officers of the Company or its affiliates shall not be eligible to receive Awards under the Plan.

                                   APPENDIX A
                               ------------------


7.       NON-STATUTORY STOCK OPTIONS

         7.1 Grant of Non-Statutory Stock Options. The Committee may, from time to time, grant Non-Statutory Stock Options to eligible employees. Non-Statutory Stock Options granted under this Plan are subject to the following terms and conditions:

                  (a) Price. The purchase price per share of Common Stock deliverable upon the exercise of each Non-Statutory Stock Option shall not be less than 100% of the Fair Market Value of the Common Stock on the date the option is granted or $9.00 per share whichever is higher. Shares may be purchased only upon full payment of the purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock of the Company at the Fair Market Value of such shares determined in the manner described in Section 2(h).

                  (b) Terms of Options. The term during which each Non-Statutory Stock Option may be exercised shall be determined by the Committee, but in no event shall a Non-Statutory Stock Option be exercisable in whole or in part in less than 3 nor more than 10 years and one day from the Date of Grant.

         The Committee shall determine the date on which each Non-Statutory Stock Option shall become exercisable in installments. The shares comprising each installment may be purchased in whole or in part at any time after such installment becomes purchasable. The Committee, in its sole discretion, or the Participant if so provided in his written agreement executed pursuant to Section 11, may accelerate the time at which any Non-Statutory Stock Option may be exercised in whole or in part. Notwithstanding the above, in the event of a Change in Control of the Company, all Non-Statutory Stock Options shall become immediately exercisable and consistent with the time period for exercise provided in Section 7.1(c).

                  (c) Termination of Employment. Upon the termination of an employee's service for any reason other than Disability, Normal Retirement, death or Termination for Cause, his Non-Statutory Stock Options shall be exercisable only as to those shares which were immediately purchasable by him at the date of termination, but only for a period of six (6) months following termination, provided that in no event shall the period extend beyond the expiration of the Non-Statutory Stock Option term. In the event of Termination for Cause, all rights of the terminated employee under his Non-Statutory Stock Options shall expire upon termination. In the event of the death, Disability or Normal Retirement of any employee, all Non-Statutory Stock Options held by the employee, whether or not exercisable at such time, shall be exercisable by the employee or his legal representatives or beneficiaries for one year following the date of his death, Normal Retirement or cessation of employment due to Disability, provided that in no event shall the period extend beyond the expiration of the Non-Statutory Stock Option term.

                                   APPENDIX A
                               ------------------


8.       INCENTIVE STOCK OPTIONS

         8.1 Grant of Incentive Stock Options. The Committee may, from time to time, grant Incentive Stock Options to eligible employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

                  (a) Price. The purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock on the date the Incentive Stock Option is granted or $9.00 per share whichever is higher. However, if an employee owns stock equal to more than 10% of the total combined voting power of all classes of Common Stock of the Company (or, under Section 424(d) of the Code, is deemed to own Common Stock representing more than 10% of the total combined voting power of all such classes of Common Stock), the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Common Stock on the date the Incentive Stock Option is granted. Shares may be purchased only upon payment of the full purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock of the Company at the Fair Market Value of such shares determined in the manner described in Section 2(h) herein.

                  (b) Amounts of Options. Incentive Stock Options may be granted to any eligible employee in such amounts as determined by the Committee; provided that the amount granted is consistent with the terms of Section 422 of the Code. In the case of an option intended to qualify as an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the option is granted) of the Common Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Participant during any calendar year (under all plans of the Participant's employer corporation and its parent and subsidiary corporations) shall not exceed $100,000. The provisions of this Section 8.1(b) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder.

                  (c) Terms of Options. The term during which each Incentive Stock Option may be exercised shall be determined by the Committee, but in no event shall an Incentive Stock Option be exercisable in whole or in part in less than 3 nor more than 10 years from the Date of Grant. If any employee, at the time an Incentive Stock Option is granted to him, owns Common Stock representing more than 10% of the total combined voting power of the Company (or, under Section 424(d) of the Code, is deemed to own Common Stock representing more than 10% of the total combined voting power of all such classes of Common Stock, by reason of the ownership of such classes of Common Stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such employee, or by or for any corporation, partnership, estate or trust of which such employee is a shareholder, partner or beneficiary), the Incentive Stock Option granted to him shall not be exercisable after the expiration of five years from the Date of Grant. No Incentive Stock Option granted under this Plan is transferable except by will or the laws of descent and

                                   APPENDIX A
                               ------------------


                  distribution and is exercisable in his lifetime only by the employee to which it is granted.

         The Committee shall determine the date on which each Incentive Stock Option shall become exercisable and may provide that an Incentive Stock Option shall become exercisable in installments. The shares comprising each installment may be purchased in whole or in part at any time after such installment becomes purchasable; provided, however, that, in the case of an Incentive Stock Option intended to qualify for the tax treatment available pursuant to Section 422 of the Code upon exercise, the amount able to be first exercised in a given year is consistent with the terms of Section 422 of the Code. The Committee, in its sole discretion, or the Participant if so provided in his written agreement executed pursuant to Section 11, may accelerate the time at which any Incentive Stock Option may be exercised in whole or in part. However, in the case of an Incentive Stock Option intended to qualify for the tax treatment available pursuant to Section 422 of the Code upon exercise, such acceleration must be consistent with the terms of
         Section 422 of the Code. Notwithstanding the above in the event of a Change in Control of the Company all Incentive Stock Options shall become immediately exercisable consistent with the time period for exercise provided in Section 8.1(d).

                  (d) Termination of Employment. Upon the termination of an employee's service for any reason other than Disability, Normal Retirement, death or Termination for Cause, his Incentive Stock Options shall be exercisable only as to those shares which were immediately purchasable by him at the date of termination, but only for: (i) a period of three months following termination in the case of an Incentive Stock Option intended to qualify for the tax treatment available pursuant to Section 422 of the Code upon exercise, and (ii) a period of one year following termination in the case of an Incentive Stock Option not intended to be eligible for the tax treatment available pursuant to Section 422 of the Code upon exercise. In the event of Termination for Cause, all rights of the terminated employee under his Incentive Stock Options shall expire upon termination. In no event shall the period extend beyond the expiration of the Incentive Stock Option term.

         In the event of death or Disability of any employee, all Incentive Stock Options held by such employee, whether or not exercisable at such time, shall be exercisable by the employee or his legal representatives or beneficiaries for one year following the date of his death or cessation of employment due to Disability. Upon termination of an employee's service due to Normal Retirement, all Incentive Stock Options held by such employee, whether or not exercisable at such time, shall be exercisable for a period of one year following the date of his Normal Retirement; provided, however, that such option shall not be eligible for treatment as an Incentive Stock Option in the event such option is exercised more than three months following the date of his Normal Retirement. In no event shall the period extend beyond the expiration of the Incentive Stock Option term.

9.       LIMITED RIGHTS

         9.1 Grant of Limited Rights. The Committee may grant a Limited Right simultaneously with the grant of any option, with respect to all or

                                   APPENDIX A
                               ------------------


         some of the shares covered by such option. Limited Rights granted under this Plan are subject to the following terms and conditions:

                  (a) Terms of Rights. In no event shall a Limited Right be exercisable in whole or in part before the expiration of six months from the date of grant of the Limited Right. A Limited Right may be exercised only upon the occurrence of all of the following conditions: (i) a Change in Control of the Company;
                  (ii) the  underlying  option is eligible to be exercised;  and
                  (iii) the Fair Market Value of the underlying shares on the day of exercise is greater than the exercise price of the related option.

         Upon exercise of a Limited Right, the related option shall cease to be exercisable. Upon exercise or termination of an option, any related Limited Rights shall terminate. The Limited Rights may be for no more than 100% of the difference between the exercise price and the Fair Market Value of the Common Stock subject to the underlying option. The Limited Right is transferable only when the underlying option is transferable and under the same conditions.

                  (b) Payment. Upon exercise of a Limited Right, the holder shall promptly receive from the Company an amount of cash equal to the difference between the Fair Market Value on the Date of Grant of the related option and the Fair Market Value of the underlying shares on the date the Limited Right is exercised, multiplied by the number of shares with respect to which such Limited Right is being exercised.

                  (c) Termination of Employment. Upon the termination of an employee's service for any reason other than Disability, Normal Retirement, death or Termination for Cause, any Limited Rights held by him shall be exercisable only as to those shares of the related option which were immediately purchasable at the date of termination and for a period of three months following termination. In the event of Termination for Cause, all Limited Rights held by him shall expire immediately.

         Upon  termination of an employee's  employment for reason of death,  or
         Disability,   all  Limited  Rights  held  by  such  employee  shall  be
         exercisable   by  the   employee   or  his  legal   representative   or
         beneficiaries for a period of one year from the date of such termination with respect to Limited Rights related to Incentive Stock Options, as well as, with respect to Limited Rights related to Non-Statutory Stock Options. Upon termination of an employee's employment for reason of Normal Retirement, all Limited Rights held by such employee shall be exercisable by the employee or his legal representative or beneficiary for one year with respect to both Limited Rights granted with respect to Incentive Stock Options and with respect to Limited Rights granted with respect to Non-Statutory Stock Options. In no event shall the period extend beyond the expiration of the term of the related option.

10.      RIGHTS OF A SHAREHOLDER: NONTRANSFERABILITY

         An optionee shall have no rights as a shareholder with respect to any shares covered by a Non-Statutory and/or Incentive Stock Option until the date of issuance of a stock certificate for such shares. Nothing in this Plan or in any Award granted confers on any person any right to continue in the employ of the Company or its affiliates or to continue to perform services for the Company


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                                   APPENDIX A
                               ------------------


or its affiliates or interferes in any way with the right of the Company or its affiliates to terminate his services as an officer or other employee at any time.

         No Award under the Plan shall be transferable by the optionee other than by will or the laws of descent and distribution and may only be exercised during his lifetime by the optionee, or by a guardian or legal representative. No such transfer of the Award by the Participant by will or the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and such other evidence as the Committee administering the Plan may deem necessary or desirable to establish the validity of the transfer. The Award shall not be pledged, hypothecated, sold, assigned, transferred or otherwise encumbered or disposed of except as provided herein. Any purported pledge, hypothecation, sale, assignment, transfer or other encumbrance or disposition of the Award contrary to the provisions hereof shall be null and void and without effect. The levy of any execution, attachment, or similar process upon the Award shall be null and void and without effect.

11.      CALL PROVISION

         In the event the capital of the Company or its wholly owned banking subsidiaries falls below minimum requirements, as determined by its primary state or federal regulator, then the Board of Directors may call any or all of the options granted and outstanding under this Plan. Such call shall be in writing ("Notice") and shall provide that the option holder shall have 45 days to exercise the option or forfeit all rights thereunder. Any options called but not exercised shall expire 45 days from the date of such Notice and rights thereunder shall terminate.

12.      AGREEMENT WITH GRANTEES

         Each Award of options, and/or Limited Rights will be evidenced by a written agreement, executed by the Participant and the Company which describes the conditions for receiving the Awards including the date of Award, the purchase price if any, applicable periods, and any other terms and conditions as may be required by the Board of Directors or applicable securities law.

13.      DESIGNATION OF BENEFICIARY

         A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any stock option or Limited Rights Award to which he would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then his estate will be deemed to be the beneficiary.

14.      DILUTION AND OTHER ADJUSTMENTS

         In the event of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, the Committee will make such adjustments to previously granted Awards, to prevent dilution or enlargement of the rights of the Participant, including any or all of the following:

                                   APPENDIX A
                               ------------------


         (a) adjustments in the aggregate number or kind of shares of Common Stock which may be awarded under the Plan;

         (b) adjustments in the aggregate number or kind of shares of Common Stock covered by Awards already made under the Plan;

         (c) adjustments in the purchase price of outstanding Incentive and/or Non-Statutory Stock Options, or any Limited Rights attached to such options.

         No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award.

15.      WITHHOLDING

         There will be deducted from each distribution of cash and/or Common Stock under the Plan the amount of tax required to be withheld by any governmental authority, if any.

16.      AMENDMENT OF THE PLAN

         The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect; provided however, that if necessary to continue to qualify the Plan under the Securities and Exchange Commission Rule 16(b)-3, shareholder approval would be required for any such modification or amendments which:

         (a) increases the maximum number of shares for which options may be granted under the Plan (subject, however, to the provisions of Section 13 hereof);

         (b)      reduces the exercise price at which Awards may be granted;

         (c) extends the period during which options may be granted or exercised beyond the times originally prescribed; or

         (d)      changes the persons eligible to participate in the Plan.

         Failure to ratify or approve amendments or modifications to Subsections
(a) through (d) of this Section by shareholders shall be effective only as to the specific amendment or modification requiring such ratification. Other provisions, sections, and subsections of this Plan will remain in full force and effect.

         No such termination, modification or amendment may affect the rights of a Participant under an outstanding Award.

17.      EFFECTIVE DATE OF PLAN

         The Plan shall be adopted by the Board of Directors and shall become effective upon such date of adoption, or other date as determined by the Board. Following the Effective Date of the Plan, the Plan shall be submitted to shareholders for approval. If the Plan shall not be approved by shareholders the Plan and any Awards granted thereunder shall be null and void.

                                   APPENDIX A
                               ------------------

18.      TERMINATION OF THE PLAN

         The right to grant Awards under the Plan will terminate upon the earlier of ten (10) years after the Effective Date of the Plan or the issuance of Common Stock or the exercise of options or related rights equaling the maximum number of shares reserved under the Plan as set forth in Section 5. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect his rights under a previously granted Award.

19.      APPLICABLE LAW

         The Plan will be administered in accordance with the laws of the State of Florida.


         Adopted this 25th day of March, 1998 by the Company's Board of Directors.

                                            /s/ Robert W. Woodard
                                                Robert W. Woodard, President

         Adopted on the _____ day of ________________, 1998 by the Company's Shareholders.


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                                       10